SCHEDULE TO THE
                                MASTER AGREEMENT

                          dated as of * November 1999
                                relating to the
                          $ * Class B Backed Floating
            Rate Notes Issued by Party B due * (the "Class B Notes")


                                    between



                               BARCLAYS BANK PLC

                                  ("Party A")
                                      and



                      GRACECHURCH CARD FUNDING (NO.1) PLC

                                  ("Party B")

1.     TERMINATION PROVISIONS

(a)    "Specified Entity" means in relation to Party A for the purpose of:

       Section 5(a)(v), None Specified

       Section 5(a)(vi), None Specified

       Section 5(a)(vii), None Specified

       Section 5(b)(iv), None Specified

       and in relation to Party B for the purpose of:

       Section 5(a)(v), None Specified

       Section 5(a)(vi), None Specified

       Section 5(a)(vii), None Specified

       Section 5(a)(iv), None Specified

(b)    "Specified Transaction" has the meaning specified in Section 14.

(c) The "Breach of Agreement" provisions of Section 5(a)(ii) will not apply to Party B.

       The "Credit Support Default" provisions of Section 5(a)(iii) will not apply to Party B.

       The "Misrepresentation" provisions of Section 5(a)(iv) will not apply to Party B.

       The "Default under Specified Transaction" provisions of Section 5(a)(v) will not apply to Party A and Party B.

       The "Cross Default" provisions of Section 5(a)(vi) will not apply to Party A and Party B.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party B.

(e) The "Automatic Early Termination" provisions of Section 6(a) will not apply to Party A and Party B.

(f) Payments on Early Termination "Second Method" and "Loss" will apply for the purpose of Section 6(3) of this Agreement.

(g)    "Termination Currency" means [Dollars].

(h) The "Tax Event" provisions of Section 5(b)(ii) will not apply to Party A and Party B.

(i) Additional Termination Event will apply. Each of the following shall constitute an Additional Termination Event.

       (i)   Event of Default    An  Event  of   Default  under  the  terms  and
                                 conditions occurs and the Trustee gives notice that the Class A Notes are due and repayable as provided in Condition 8 in the [terms and conditions of the Class A Notes] (in which event Party B shall be the Affected Party).

             In the case of Additional Termination Event[s] described in clause [(i)] above, the provisions of Section 6(b)(iv) shall be modified to provide that Party B will, by not more than 20 days notice to Party A, and provided that the relevant Additional Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all

             Affected   Transaction,   provided   however,   that   such   Early
             Termination Date shall not be later than the date set for redemption of the Class A Notes in accordance with Condition 5(a) of the Terms and Conditions of the Class A Notes, as applicable.

(j) The "Deduction or Withholding for Tax" provisions of Section 2(d) will not apply to Party A and Party B.

2.     TAX REPRESENTATIONS

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B will make the following representation:

       It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, the satisfaction of the agreement of the other party contained in section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to
       Section 4(a)(i) or 4(a)(iii) of this Agreement and the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f) of this Agreement, Party A and Party B make the representations specified below:

       (A)   Party A makes no representation.

       (B) Party B makes the following representation: It is a company duly incorporated under the laws of England and Wales and is a foreign corporation for United States tax purposes, and any payments received by it pursuant to this Agreement do not arise from the conduct of a United States trade or business for such purposes.

3.     AGREEMENT TO DELIVER DOCUMENTS

       For the purpose of Section 4(a) of this Agreement, each party agrees to deliver the following documents as applicable:

(c)    Tax forms, documents or certificates to be delivered are:

Party required to deliver    Form/Document/             Date  by  which   to  be
document                     Certificate                delivered

Party B                      A  duly  completed   and   (i)  Before   the  first
                             executed        Internal   Payment  Date under  the
                             Revenue Service Form  W8   Agreement,          (ii)
                             (or    any     successor   promptly            upon
                             thereto)  as   requested   reasonable   demand   by
                             by Party A with  respect   Party   A    and   (iii)
                             to     any      payments   promptly  upon  learning
                             received                   that   any   such   form
                                                        previously  provided  by
                                                        Party   B   has   become
                                                        obsolete or incorrect

Party A/Party B              Any  document   required   Promptly    upon     the
                             or reasonably  requested   earlier      of      (i)
                             to   allow   the   other   reasonable   demand   by
                             party to  make  payments   the   other  party   and
                             under   the    Agreement   (ii)  learning that  the
                             without  any   deduction   form   or  document   is
                             or  withholding  for  or   required
                             on account  of  any  Tax
                             or with  such  deduction
                             or  withholding   at   a
                             reduced rate

Party B                      A  duly  completed   and   (i)  Before   the  first
                             executed        Internal   Payment  Date under  the
                             Revenue   Service   Form   Agreement,          (ii)
                             4224 (or  any  successor   promptly            upon
                             thereto)  as   requested   reasonable demand  by or
                             by Party B with  respect   on  behalf  of  Party  B
                             to     any      payments   and (iii)  promptly upon
                             received by Party A        learning  that any  such
                                                        form          previously
                                                        provided by Party  A has
                                                        become    obsolete    or
                                                        incorrect


(d)    Other documents to be delivered are:

Party required to deliver    Form/Document/Certificate        Date by which to be delivered      Covered   by    Section   3(d)
document                                                                                         Representation
Party A                      A  copy  of  the most  recent    Upon   execution    of    this     Yes
                             annual report of Party A         Agreement


Party A/Party B              Certificate      or     other    At  the   execution  of   this     Yes
                             documents    evidencing   the    Agreement,    and,    if     a
                             authority   of    the   party    Confirmation  so  requires  it
                             entering into  this Agreement    on  or  before  the  date  set
                             and  the  persons  acting  on    forth therein
                             behalf of such party


Party A/Party B              Legal  Opinions  in the  form    At  the   execution  of   this     No
                             reasonably acceptable  to the    Agreement
                             other party


Party B                      A duly  executed copy  of the    Upon   execution    of    this     No
                             Credit    Support    Document    Agreement
                             specified in  Part 4  of this
                             Schedule  together with  duly
                             executed   copies    of   the
                             Support Documents (as defined
                             in the Trust Deed)


Party B                      Certificate of Incorporation,    At  the   execution  of   this     Yes
                             Memorandum  and  Articles  of    Agreement
                             Association of Party B


Party B                      Letter   of   Acceptance   of    At  the   execution  of   this     No
                             Appointment from  the Process    Agreement
                             Agent acknowledging agreement
                             to act in such capacity


4.     MISCELLANEOUS

(e)    Addresses  for  Notices:  For  the  purpose  of  Section  12(a)  of  this
       Agreement:

Address for notices or communications to Party A:

In connection with Section 12(a), all notices to Party A shall, with respect to any particular Transaction, be sent to the address, telex number or facsimile number specified in the relevant Confirmation and any notice for purposes of
Section 5 or 6 shall be sent to the address, telex number or facsimile number specified below:

Address:     5 The North Colonnade
             Canary Wharf
             London E14 4BB

Attention:   Swaps Operations
Facsimile No.0171 773 6857/6858
Telephone:   0171 773 6603

cc:
Address:     5 The North Colonnade
             Canary Wharf
             London E14 4BB

Attention:   Markets Credit
Facsimile No.0171 773 4857
Telephone:   0171 773 2274

With a copy in the case of notices or communications relating to Sections 5, 6, 7, 11 or 13 to:

Address:     5 The North Colonnade
             Canary Wharf
             London E14 4BB

Attention:   Legal Director, Legal Division (marked urgent)
Facsimile No.0171 773 4934
Telephone:   0171 773 4720

Address for notices or communications to Party B:

Address:     Gracechurch Card Funding (No.1) PLC
             200 Aldersgate Street
             London EC1A 4JJ

Attention:   The Directors
Fax:         *

(For all purposes)

(f)    Process Agent. For the purpose of Section 13(c):

Party A appoints as its Process Agent:

Not applicable

Party B appoints as its Process Agent:

Address:     CLIFFORD CHANCE SECRETARIES LIMITED
             200 Aldersgate Street
             London EC1A 4JJ

(g)    Offices. The provisions of Section 10(a) will apply to this Agreement.

(h)    Multibranch Party. For the purpose of Section 10:

Party A is not a Multibranch Party.

Party B is not a Multibranch Party.

(i) Calculation Agent. The Calculation Agent is Barclays Bank PLC. All calculations by the Calculation Agent (the "CA") shall be made in good faith and through the exercise of the CA's commercially reasonable judgment. If either Party A or Party B objects to any calculation made by the CA, then Party A and Party B will negotiate in good faith to agree on an independent leading dealer to make such calculation, and if they cannot agree within three Business Days, they will each promptly choose an independent leading dealer and instruct such dealers to agree on another independent leading dealer to make such calculation. The calculation of any such leading independent dealer will be binding absent manifest error. The costs of such independent leading dealers will be borne equally by Party A and Party B.

(j)    Credit Support Document. Details of any Credit Support Document:

Party A:     None.

Party B:     The Trust Deed.

(k)    Credit Support Provider.

Party A:     Not Applicable

Party B:     Not Applicable

(l) Governing Law. This Agreement and each Confirmation will be governed by and construed in accordance with the laws of England.

(m) "Affiliate" will have the meaning specified in Section 14 of this Agreement.

5.     OTHER PROVISIONS

(n) Neither Party A nor Party B will in any circumstances be required to pay additional amounts in respect of any Indemnifiable Tax or be under any obligation to pay to the other any amount in respect of any liability of such other for or on account of any Tax and, accordingly, Section 2(d)(i)(4) and Section 2(d)(ii) of this Agreement shall not apply.

(o)    Section 6(b)(ii) is hereby amended to read in its entirety as follows:

       Transfer to Avoid Termination Event

       (1) If an Illegality under Section 5(b)(i)(1) occurs and there is only one Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to (A) in the case of Party
             A, another of its Officers or Affiliates and (B) in the case of Party B, another of its Offices or Affiliates, if any, or another company so that such Termination Event ceases to exist. If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).
             Any such transfer by a party under this Section 6(b)(ii)(1) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

       [(2)] [Others].

       [(3)] No transfer or substitution pursuant to this Section 6(b)(ii) shall occur unless and until the Trustee has received the written affirmation of each of Standard & Poor's and Moody's that such transfer or substitution shall not adversely affect the then-current ratings of the Class A Notes.

(p)    Section 6(d)(i) is hereby amended to read in its entirety as follows:

       Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, the Calculation Agent shall make computations of the amounts owing pursuant to Section 6(e) and will provide to each party a statement (1) showing, in reasonable detail, such calculations and specifying the net amount payable by the applicable party pursuant to Section 6(e) and (2) giving details of the relevant account to which any amount payable is to be paid.

(q)    Section 7 is hereby amended to read in its entirety as follows:

       Except as stated under Section 6(b)(ii), as provided in the Schedule or as provided in this Section 7, and except for the assignment by way of security in favour of the Trustee under the Trust Deed, neither Party A nor Party B is permitted to assign, novate or transfer as a whole or in party any of its rights, obligations or interests under this Agreement. Party A may transfer is rights and obligations under this Agreement (but, not its rights only) to another of Party A's Offices, branches or Affiliates (the "Transferee") on ten Business Days' prior written notice, provided that (i) Party A delivers an opinion of independent counsel of recognised standing in form and substance satisfactory to the Trustee confirming that as at the date of such transfer the Transferee will not, as a result of such transfer, be required to withhold or deduct on account of tax under this Agreement, (ii) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer and (iii) the Trustee has received written affirmation of Standard & Poor's and Moody's (or their successors) that such transfer shall not adversely affect the then-current ratings of the Class A Notes.

(r) Additional Representations. Section 3 is hereby amended by adding at the end thereof the following Subparagraphs:

       (g) It is entering into this Agreement, any Credit Support Document to which it is a party and any other documentation relating to this Agreement as principal (and not as agent or in any other capacity, fiduciary or otherwise).

(s) Relationship Between Parties. Each party will be deemed to represent to the other party on the date which it enters into this Agreement that (absent a written agreement between the parties duly executed by each of them that expressly imposes affirmative obligations to the contrary):

       (i) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into this Agreement and as to whether this Agreement is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Agreement; it being understood that information and explanations related to the terms and conditions of this Agreement shall not be considered investment advice or a recommendation to enter into this Agreement. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Agreement.

       (ii) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Agreement. It is also capable of assuming, and assumes, the risks of this Agreement.

       (iii) Status of Parties. The other party is not acting as a fiduciary for or as adviser to it in respect of this Agreement.

(t)    Amendments. Section 9(b) of this Agreement is hereby amended to read:

       Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing and executed by each of the parties and approved by the Trustee; provided, however, that all such amendments, modifications or waivers shall require the written affirmation of each of Standard & Poor's and Moody's that such amendments, modifications or waivers shall not adversely affect the then current ratings of the Class A Notes.

(u) Confirmations. Each Confirmation supplements, forms part of, and will be read and construed as one with this Agreement.

(v) Non-Petition. Only the Trustee may pursue the remedies available under the general law or under this Agreement, the Trust Deed and the Notes to enforce the rights of Party A, and Party A shall not be entitled to proceed directly against Party B unless the Trustee, having become bound to proceed in accordance with the terms of the Trust Deed, fails or neglects to do so within a reasonable period and such failure or neglect is continuing provided always that, for the avoidance of doubt, the foregoing shall not prevent Party A from exercising any right to terminate this Agreement pursuant to the provisions hereof. The Trustee having realised the security constituted by or pursuant to the Trust Deed and distributed the net proceeds in accordance with Condition 3 of the Terms and Conditions of the Class A Notes and the Trust Deed, Party A may not take any further steps against Party B to recover any sum still unpaid under the Trust Deed or under this Agreement and Party B's liability for any sum still unpaid shall be extinguished. In particular, Party A shall not be entitled to petition or take any other step for the winding-up of Party B or for the purpose of commencing or sustaining a case against Party B under any bankruptcy, insolvency, conservatorship, receivership or similar law or appointing a conservator, receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Party B or any substantial part of its property, provided that the Trustee and/or Party A may prove or lodge a claim in the liquidation of Party B initiated by another party and provided further that the Trustee and Party A may take proceedings to obtain a declaration or similar judgment or order as to the obligations and liabilities of Party B under this Agreement. [to conform to other documents].

(w) Additional Definitions. Terms defined or referred to in the Trust Deed shall bear the same respective meaning herein.

(x) 1991 ISDA Definitions. Reference is hereby made to the 1991 ISDA Definitions (as supplemented by the 1998 Supplement) and as amended by the 1998 ISDA Euro Definitions) (the "Definitions"), published by the International Swaps and Derivatives Association, Inc., which are hereby incorporated by reference herein.

(y)    Section 2(b) is hereby amended to read in its entirety as follows:

       Change of Account. Party A may change its account for receiving payment or delivery by giving notice to Party B at least 10 Local Business Days prior to the scheduled date for payment or delivery to which such change applies unless Party B gives timely notice of a reasonable objection to such change. Party B may change its account for receiving payment or delivery by giving notice to Party A at least 10 Local Business Days prior to the scheduled date for payment or delivery to which such change applies unless Party A gives timely notice of a reasonable objection to such change.

(z) Payments from Party B. Notwithstanding anything contained in this Agreement to the contrary, any amount required to be paid by Party B pursuant to this Agreement will be payable only to the extent and in accordance with the priority provided in the Trust Deed.

(aa) Optional Transfer and Maintaining Rating of the Notes. If any rating in respect of any of (I) Party A, or (II) any Rating Support (as defined below) is:

       (iv)  downgraded or withdrawn by Standard & Poor's; or

       (v)   downgraded or withdrawn by Moody's;

             (either of (i) or (ii) a "Party A Rating Reduction")

       then, immediately upon such Party A Rating Reduction

       (1) Party A (acting reasonably) shall determine, or either Standard & Poor's or Moody's shall indicate, that as a direct consequence of such Party A Rating Reduction, the then current rating of the Class A Notes could be adversely affected, then

       (2) Party A shall immediately consult with the relevant rating agency and if such rating agency confirms that as a direct consequence of the Party A Rating Reduction the then rating of the Class A Notes is or will be adversely affected, then

       (3) Party A shall thereupon use its best efforts (subject to the proviso at the end of the penultimate sentence of this paragraph
             (n)) to assist Party B in ensuring (if necessary) that, within thirty days of such Party A Rating Reduction (with the prior written confirmation of each rating agency (or agencies, as applicable) carrying out the Party A Rating Reduction) all necessary actions are taken to maintain the rating of the Class A Notes at the rating that would subsist but for the Party A Rating Reduction or, in the case of an immediate adverse effect on the rating of the Class A Notes, to restore the rating of the Class A Notes to the rating that existed immediately prior to such Party A Rating Reduction. These efforts shall include (A) obtaining a third party, acceptable to Party B, to guarantee the obligations of Party A under this Agreement or to whom the obligations under this Agreement may be transferred or (B) posting collateral (and, in the event the Party A Rating Reduction is carried out by Standard & Poor's, such posting of collateral shall be in accordance with the Standard & Poor's interest rate and currency swap criteria dated January 1999 for calculating swap collateral (including all mark-to-market and volatility buffer calculations set forth therein), as such criteria may be amended, supplemented or replaced from time to time) or (C) any other action as Party A, in its sole discretion, deems to be reasonably necessary (and any of (A), (B) or (C) called "Rating Support") to assist Party B in maintaining the rating of the Class A Notes or (in the event the Class A Notes have been downgraded) in restoring the rating of the Class A Notes to the rating that existed immediately prior to such Party A Rating Reduction, provided that if Rating Support cannot be completed despite the exercise of Party A's best efforts as outlined above, Party A shall nonetheless post collateral as specified in (B) above. In the event that any rating in respect of Party A is placed under review for possible downgrade or placed under review for possible withdrawal by Moody's, then Party A shall promptly send written notice of such fact to Moody's.

[(bb)  Pari Passu.  The  following  Section  3(a)(vi)  shall be  inserted  after
       Section 3(a)(v):

       (vi) Pari Passu. Party A represents and warrants to Party B that its payment obligations hereunder rank and will rank at all times at least pari passu in all respects with all of its unsecured obligations (except for those which are preferred by operation of law).]

(cc) Inconsistency. In the event of any inconsistency among or between any of the following documents, the relevant document first listed below shall govern.

       (vi)  Confirmation;

       (vii) Schedule;

       (viii)Definitions;

       (ix)  Sections 1 through 14 of this Agreement.

(dd) Telephone Recording. Each party to this Agreement acknowledges and agrees to the tape recording of conversations between the parties to this Agreement whether by one or other or both of the parties and that any such tape recordings may be submitted in evidence to any court or legal proceedings for the purpose of establishing any matters relating to this Agreement.

(ee) Payments made by either party to this Agreement pursuant to this Agreement will be made in accordance with the provisions of the [Trust and cash Management Agreement] dated * 1999 between, inter alios, the parties hereto.

IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorised officers as of * 1999 effective as of * 1999.

BARCLAYS BANK PLC

By:
Name:
Title:
Date:

GRACECHURCH CARD FUNDING (NO.1) PLC

By:
Name:
Title:
Date:

                                SCHEDULE TO THE
                                MASTER AGREEMENT


dated as of * November 1999
relating to the
$ * Class B Backed Floating
            Rate Notes Issued by Party B due * (the "Class B Notes")

                                    between


                               BARCLAYS BANK PLC

                                  ("Party A")

                                      and


                      GRACECHURCH CARD FUNDING (NO.1) PLC

                                  ("Party B")


1.     TERMINATION PROVISIONS

(a)    "Specified Entity" means in relation to Party A for the purpose of:

       Section 5(a)(v), None Specified

       Section 5(a)(vi), None Specified

       Section 5(a)(vii), None Specified

       Section 5(b)(iv), None Specified

       and in relation to Party B for the purpose of:

       Section 5(a)(v), None Specified

       Section 5(a)(vi), None Specified

       Section 5(a)(vii), None Specified

       Section 5(a)(iv), None Specified

(b)    "Specified Transaction" has the meaning specified in Section 14.

(c) The "Breach of Agreement" provisions of Section 5(a)(ii) will not apply to Party B.

       The "Credit Support Default" provisions of Section 5(a)(iii) will not apply to Party B.

       The "Misrepresentation" provisions of Section 5(a)(iv) will not apply to Party B.

       The "Default under Specified Transaction" provisions of Section 5(a)(v) will not apply to Party A and Party B.

       The "Cross Default" provisions of Section 5(a)(vi) will not apply to Party A and Party B.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party B.

(e) The "Automatic Early Termination" provisions of Section 6(a) will not apply to Party A and Party B.

(f) Payments on Early Termination "Second Method" and "Loss" will apply for the purpose of Section 6(3) of this Agreement.

(g)    "Termination Currency" means [Dollars].

(h) The "Tax Event" provisions of Section 5(b)(ii) will not apply to Party A and Party B.

(i) Additional Termination Event will apply. Each of the following shall constitute an Additional Termination Event.

       (i)   Event  of  Default   An  Event  of  Default  under  the  terms  and
             conditions occurs and the Trustee gives notice that the Class A Notes are due and repayable as provided in Condition 8 in the [terms and conditions of the Class A Notes] (in which event Party
             B shall be the Affected Party).

             In the case of Additional Termination Event[s] described in clause [(i)] above, the provisions of Section 6(b)(iv) shall be modified to provide that Party B will, by not more than 20 days notice to Party A, and provided that the relevant Additional Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transaction, provided however, that such Early Termination Date shall not be later than the date set for redemption of the Class A Notes in accordance with Condition 5(a) of the Terms and Conditions of the Class A Notes, as applicable.

(j) The "Deduction or Withholding for Tax" provisions of Section 2(d) will not apply to Party A and Party B.


2.  TAX REPRESENTATIONS

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B will make the following representation:

       It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, the satisfaction of the agreement of the other party contained in section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to
       Section 4(a)(i) or 4(a)(iii) of this Agreement and the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f) of this Agreement, Party A and Party B make the representations specified below:

       (A)   Party A makes no representation.

       (B) Party B makes the following representation: It is a company duly incorporated under the laws of England and Wales and is a foreign corporation for United States tax purposes, and any payments received by it pursuant to this Agreement do not arise from the conduct of a United States trade or business for such purposes.


3.  AGREEMENT TO DELIVER DOCUMENTS

       For the purpose of Section 4(a) of this Agreement, each party agrees to deliver the following documents as applicable:

(c)    Tax forms, documents or certificates to be delivered are:


Party required to deliver    Form/Document/             Date by which to be
document                     Certificate                delivered
Party B                      A duly completed and       (i) Before the first
                             executed Internal          Payment Date under the
                             Revenue Service Form W8    Agreement, (ii)
                             (or any successor          promptly upon
                             thereto) as requested      reasonable demand by
                             by Party A with respect    Party A and (iii)
                             to any payments            promptly upon learning
                             received                   that any such form
                                                        previously provided by
                                                        Party B has become
                                                        obsolete or incorrect

Party A/Party B              Any document required      Promptly upon the
                             or reasonably requested    earlier of (i)
                             to allow the other         reasonable demand by
                             party to make payments     the other party and
                             under the Agreement        (ii) learning that the
                             without any deduction      form or document is
                             or withholding for or      required
                             on account of any Tax
                             or with such deduction
                             or withholding at a
                             reduced rate


                                       10

Party B                      A duly completed and       (i) Before the first
                             executed Internal          Payment Date under the
                             Revenue Service Form       Agreement, (ii)
                             4224 (or any successor     promptly upon
                             thereto) as requested      reasonable demand by or
                             by Party B with respect    on behalf of Party B
                             to any payments            and (iii) promptly upon
                             received by Party A        learning that any such
                                                        form previously
                                                        provided by Party A has
                                                        become obsolete or
                                                        incorrect

(d)    Other documents to be delivered are:


Party required to     Form/Document/      Date by which to     Covered by
deliver document      Certificate         be delivered         Section 3(d)
                                                               Representation
Party A               A copy of the       Upon execution of    Yes
                      most recent         this Agreement
                      annual report of
                      Party A

Party A/Party B       Certificate or      At the execution     Yes
                      other documents     of this
                      evidencing the      Agreement, and,
                      authority of the    if a Confirmation
                      party entering      so requires it on
                      into this           or before the
                      Agreement and the   date set forth
                      persons acting on   therein
                      behalf of such
                      party

Party A/Party B       Legal Opinions in   At the execution     No
                      the form            of this Agreement
                      reasonably
                      acceptable to the
                      other party

Party B               A duly executed     Upon execution of    No
                      copy of the         this Agreement
                      Credit Support
                      Document
                      specified in Part
                      4 of this
                      Schedule together
                      with duly
                      executed copies
                      of the Support
                      Documents (as
                      defined in the
                      Trust Deed)

Party B               Certificate of      At the execution     Yes
                      Incorporation,      of this Agreement
                      Memorandum and
                      Articles of
                      Association of
                      Party B

Party B               Letter of           At the execution     No
                      Acceptance of       of this Agreement
                      Appointment from
                      the Process Agent
                      acknowledging
                      agreement to act
                      in such capacity

4.  MISCELLANEOUS

(e)    Addresses  for  Notices:  For  the  purpose  of  Section  12(a)  of  this
       Agreement:

Address for notices or communications to Party A:

In connection with Section 12(a), all notices to Party A shall, with respect to any particular Transaction, be sent to the address, telex number or facsimile number specified in the relevant Confirmation and any notice for purposes of
Section 5 or 6 shall be sent to the address, telex number or facsimile number specified below:

Address:                       5 The North Colonnade
                               Canary Wharf
                               London E14 4BB

Attention:                     Swaps Operations
Facsimile No.:                 0171 773 6857/6858
Telephone:                     0171 773 6603

cc:
Address:                       5 The North Colonnade
                               Canary Wharf
                               London E14 4BB

Attention:                     Markets Credit
Facsimile No.:                 0171 773 4857
Telephone:                     0171 773 2274

With a copy in the case of notices or communications relating to Sections 5, 6, 7, 11 or 13 to:

Address:                       5 The North Colonnade
                               Canary Wharf
                               London E14 4BB

Attention:                     Legal Director, Legal Division (marked urgent)
Facsimile No.:                 0171 773 4934
Telephone:                     0171 773 4720

Address for notices or communications to Party B:

Address:                       Gracechurch Card Funding (No.1) PLC
                               200 Aldersgate Street
                               London EC1A 4JJ

Attention:                     The Directors
Fax:                           *
(For all purposes)

(f)    Process Agent. For the purpose of Section 13(c):

Party A appoints as its Process Agent:

Not applicable

Party B appoints as its Process Agent:

Address:                       CLIFFORD CHANCE SECRETARIES LIMITED
                               200 Aldersgate Street
                               London EC1A 4JJ
(g)    Offices. The provisions of Section 10(a) will apply to this Agreement.

(h)    Multibranch Party. For the purpose of Section 10:

Party A is not a Multibranch Party.

Party B is not a Multibranch Party.

(i) Calculation Agent. The Calculation Agent is Barclays Bank PLC. All calculations by the Calculation Agent (the "CA") shall be made in good faith and through the exercise of the CA's commercially reasonable judgment. If either Party A or Party B objects to any calculation made by the CA, then Party A and Party B will negotiate in good faith to agree on an independent leading dealer to make such calculation, and if they cannot agree within three Business Days, they will each promptly choose an independent leading dealer and instruct such dealers to agree on another independent leading dealer to make such calculation. The calculation of any such leading independent dealer will be binding absent manifest error. The costs of such independent leading dealers will be borne equally by Party A and Party B.

(j)    Credit Support Document. Details of any Credit Support Document:

Party A:                       None.
Party B:                       The Trust Deed.

(k)    Credit Support Provider.

Party A:                       Not Applicable
Party B:                       Not Applicable
(l) Governing Law. This Agreement and each Confirmation will be governed by and construed in accordance with the laws of England.

(m) "Affiliate" will have the meaning specified in Section 14 of this Agreement.


5.  OTHER PROVISIONS

(n) Neither Party A nor Party B will in any circumstances be required to pay additional amounts in respect of any Indemnifiable Tax or be under any obligation to pay to the other any amount in respect of any liability of such other for or on account of any Tax and, accordingly, Section 2(d)(i)(4) and Section 2(d)(ii) of this Agreement shall not apply.

(o)    Section 6(b)(ii) is hereby amended to read in its entirety as follows:

       Transfer to Avoid Termination Event

       (1) If an Illegality under Section 5(b)(i)(1) occurs and there is only one Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to (A) in the case of Party
             A, another of its Officers or Affiliates and (B) in the case of Party B, another of its Offices or Affiliates, if any, or another company so that such Termination Event ceases to exist. If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).
             Any such transfer by a party under this Section 6(b)(ii)(1) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

       [(2)] [Others].

       [(3)] No transfer or substitution pursuant to this Section 6(b)(ii) shall occur unless and until the Trustee has received the written affirmation of each of Standard & Poor's and Moody's that such transfer or substitution shall not adversely affect the then-current ratings of the Class A Notes.

(p)    Section 6(d)(i) is hereby amended to read in its entirety as follows:

       Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, the Calculation Agent shall make computations of the amounts owing pursuant to Section 6(e) and will provide to each party a statement (1) showing, in reasonable detail, such calculations and specifying the net amount payable by the applicable party pursuant to Section 6(e) and (2) giving details of the relevant account to which any amount payable is to be paid.

(q)    Section 7 is hereby amended to read in its entirety as follows:

       Except as stated under Section 6(b)(ii), as provided in the Schedule or as provided in this Section 7, and except for the assignment by way of security in favour of the Trustee under the Trust Deed, neither Party A nor Party B is permitted to assign, novate or transfer as a whole or in party any of its rights, obligations or interests under this Agreement. Party A may transfer is rights and obligations under this Agreement (but, not its rights only) to another of Party A's Offices, branches or Affiliates (the "Transferee") on ten Business Days' prior written notice, provided that (i) Party A delivers an opinion of independent counsel of recognised standing in form and substance satisfactory to the Trustee confirming that as at the date of such transfer the Transferee will not, as a result of such transfer, be required to withhold or deduct on account of tax under this Agreement, (ii) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer and (iii) the Trustee has received written affirmation of Standard & Poor's and Moody's (or their successors) that such transfer shall not adversely affect the then-current ratings of the Class A Notes.

(r) Additional Representations. Section 3 is hereby amended by adding at the end thereof the following Subparagraphs:

       (g) It is entering into this Agreement, any Credit Support Document to which it is a party and any other documentation relating to this Agreement as principal (and not as agent or in any other capacity, fiduciary or otherwise).

(s) Relationship Between Parties. Each party will be deemed to represent to the other party on the date which it enters into this Agreement that (absent a written agreement between the parties duly executed by each of them that expressly imposes affirmative obligations to the contrary):

       (i) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into this Agreement and as to whether this Agreement is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Agreement; it being understood that information and explanations related to the terms and conditions of this Agreement shall not be considered investment advice or a recommendation to enter into this Agreement. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Agreement.

       (ii) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Agreement. It is also capable of assuming, and assumes, the risks of this Agreement.

       (iii) Status of Parties. The other party is not acting as a fiduciary for or as adviser to it in respect of this Agreement.

(t)    Amendments. Section 9(b) of this Agreement is hereby amended to read:

       Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing and executed by each of the parties and approved by the Trustee; provided, however, that all such amendments, modifications or waivers shall require the written affirmation of each of Standard & Poor's and Moody's that such amendments, modifications or waivers shall not adversely affect the then current ratings of the Class A Notes.

(u) Confirmations. Each Confirmation supplements, forms part of, and will be read and construed as one with this Agreement.

(v) Non-Petition. Only the Trustee may pursue the remedies available under the general law or under this Agreement, the Trust Deed and the Notes to enforce the rights of Party A, and Party A shall not be entitled to proceed directly against Party B unless the Trustee, having become bound to proceed in accordance with the terms of the Trust Deed, fails or neglects to do so within a reasonable period and such failure or neglect is continuing provided always that, for the avoidance of doubt, the foregoing shall not prevent Party A from exercising any right to terminate this Agreement pursuant to the provisions hereof. The Trustee having realised the security constituted by or pursuant to the Trust Deed and distributed the net proceeds in accordance with Condition 3 of the Terms and Conditions of the Class A Notes and the Trust Deed, Party A may not take any further steps against Party B to recover any sum still unpaid under the Trust Deed or under this Agreement and Party B's liability for any sum still unpaid shall be extinguished. In particular, Party A shall not be entitled to petition or take any other step for the winding-up of Party B or for the purpose of commencing or sustaining a case against Party B under any bankruptcy, insolvency, conservatorship, receivership or similar law or appointing a conservator, receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Party B or any substantial part of its property, provided that the Trustee and/or Party A may prove or lodge a claim in the liquidation of Party B initiated by another party and provided further that the Trustee and Party A may take proceedings to obtain a declaration or similar judgment or order as to the obligations and liabilities of Party B under this Agreement. [to conform to other documents].

(w) Additional Definitions. Terms defined or referred to in the Trust Deed shall bear the same respective meaning herein.

(x) 1991 ISDA Definitions. Reference is hereby made to the 1991 ISDA Definitions (as supplemented by the 1998 Supplement) and as amended by the 1998 ISDA Euro Definitions) (the "Definitions"), published by the International Swaps and Derivatives Association, Inc., which are hereby incorporated by reference herein.

(y)    Section 2(b) is hereby amended to read in its entirety as follows:

       Change of Account. Party A may change its account for receiving payment or delivery by giving notice to Party B at least 10 Local Business Days prior to the scheduled date for payment or delivery to which such change applies unless Party B gives timely notice of a reasonable objection to such change. Party B may change its account for receiving payment or delivery by giving notice to Party A at least 10 Local Business Days prior to the scheduled date for payment or delivery to which such change applies unless Party A gives timely notice of a reasonable objection to such change.

(z) Payments from Party B. Notwithstanding anything contained in this Agreement to the contrary, any amount required to be paid by Party B pursuant to this Agreement will be payable only to the extent and in accordance with the priority provided in the Trust Deed.

(aa) Optional Transfer and Maintaining Rating of the Notes. If any rating in respect of any of (I) Party A, or (II) any Rating Support (as defined below) is:

       (iv)  downgraded or withdrawn by Standard & Poor's; or

       (v)   downgraded or withdrawn by Moody's;

             (either of (i) or (ii) a "Party A Rating Reduction")

       then, immediately upon such Party A Rating Reduction

       (1) Party A (acting reasonably) shall determine, or either Standard & Poor's or Moody's shall indicate, that as a direct consequence of such Party A Rating Reduction, the then current rating of the Class A Notes could be adversely affected, then

       (2) Party A shall immediately consult with the relevant rating agency and if such rating agency confirms that as a direct consequence of the Party A Rating Reduction the then rating of the Class A Notes is or will be adversely affected, then

       (3) Party A shall thereupon use its best efforts (subject to the proviso at the end of the penultimate sentence of this paragraph
             (n)) to assist Party B in ensuring (if necessary) that, within thirty days of such Party A Rating Reduction (with the prior written confirmation of each rating agency (or agencies, as applicable) carrying out the Party A Rating Reduction) all necessary actions are taken to maintain the rating of the Class A Notes at the rating that would subsist but for the Party A Rating Reduction or, in the case of an immediate adverse effect on the rating of the Class A Notes, to restore the rating of the Class A Notes to the rating that existed immediately prior to such Party A Rating Reduction. These efforts shall include (A) obtaining a third party, acceptable to Party B, to guarantee the obligations of Party A under this Agreement or to whom the obligations under this Agreement may be transferred or (B) posting collateral (and, in the event the Party A Rating Reduction is carried out by Standard & Poor's, such posting of collateral shall be in accordance with the Standard & Poor's interest rate and currency swap criteria dated January 1999 for calculating swap collateral (including all mark-to-market and volatility buffer calculations set forth therein), as such criteria may be amended, supplemented or replaced from time to time) or (C) any other action as Party A, in its sole discretion, deems to be reasonably necessary (and any of (A), (B) or (C) called "Rating Support") to assist Party B in maintaining the rating of the Class A Notes or (in the event the Class A Notes have been downgraded) in restoring the rating of the Class A Notes to the rating that existed immediately prior to such Party A Rating Reduction, provided that if Rating Support cannot be completed despite the exercise of Party A's best efforts as outlined above, Party A shall nonetheless post collateral as specified in (B) above. In the event that any rating in respect of Party A is placed under review for possible downgrade or placed under review for possible withdrawal by Moody's, then Party A shall promptly send written notice of such fact to Moody's.

[(bb)  Pari Passu.  The  following  Section  3(a)(vi)  shall be  inserted  after
       Section 3(a)(v):

       (vi) Pari Passu. Party A represents and warrants to Party B that its payment obligations hereunder rank and will rank at all times at least pari passu in all respects with all of its unsecured obligations (except for those which are preferred by operation of law).]

(cc) Inconsistency. In the event of any inconsistency among or between any of the following documents, the relevant document first listed below shall govern.

       (vi)  Confirmation;

       (vii) Schedule;

       (vii) Definitions;

       (ix)  Sections 1 through 14 of this Agreement.

(dd) Telephone Recording. Each party to this Agreement acknowledges and agrees to the tape recording of conversations between the parties to this Agreement whether by one or other or both of the parties and that any such tape recordings may be submitted in evidence to any court or legal proceedings for the purpose of establishing any matters relating to this Agreement.

(ee) Payments made by either party to this Agreement pursuant to this Agreement will be made in accordance with the provisions of the [Trust and cash Management Agreement] dated * 1999 between, inter alios, the parties hereto.

IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorised officers as of * 1999 effective as of * 1999.


BARCLAYS BANK PLC

By:

Name:

Title:

Date:



GRACECHURCH CARD FUNDING (NO.1) PLC

By:

Name:

Title:

Date: